JOINDER TO INVESTMENT AGREEMENT This joinder (this “Joinder”) to the Investment Agreement (as defined below) is made as of the end of day May 1, 2022 between Spring Creek Capital, LLC (“Original Purchaser”) and Wood River Capital, LLC (“Succeeding Purchaser”). WHEREAS, the Original Purchaser is a party to that certain Investment Agreement, dated as of July 6, 2021 (the “Investment Agreement”), between Eos Energy Enterprises, Inc., a Delaware Corporation, and the Original Purchaser, attached hereto as Exhibit A; WHEREAS, pursuant to Section 4.02(a)(i) to the Investment Agreement, the Original Purchaser is transferring its rights and obligations under the Investment Agreement to its Affiliate, the Succeeding Purchaser (“Permitted Transfer”); and WHEREAS, Succeeding Purchaser is required, at the time of and as a condition to such Assignment, to become a party to the Investment Agreement by executing and delivering this Joinder, whereupon such Succeeding Purchaser will be treated as a Purchaser (with the rights and obligations as the Original Purchaser) for all purposes of the Investment Agreement. NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows: Section 1.1 Definitions. To the extent capitalized terms used but not otherwise defined herein shall have the meanings provided in the Investment Agreement. Section 1.2 Assignment and Joinder. The Original Purchaser hereby assigns to the Succeeding Purchaser all of its rights and obligations under the Investment Agreement, and Succeeding Purchaser, by executing and delivering this Joinder, and upon acceptance hereof by the Company, agrees to become a party to, to be bound by and to comply with the Investment Agreement as an Investor, and shall be deemed to make all of the representations, warranties and covenants, as a Purchaser, in the same manner as if it were the original signatory of the Investment Agreement; provided, however, that such assignment will not relieve Original Purchaser of its obligations under the Investment Agreement in the event the Succeeding Purchaser fails to fully perform its obligations under the Investment Agreement. Section 1.3 Notice. Any notice, demand or other communication under the Investment Agreement to Succeeding Purchaser shall be given to Succeeding Purchaser at the address set forth on the signature page hereto in accordance with the Investment Agreement. Section 1.4 Counterparts; Electronic Delivery. This Joinder may be executed and delivered in one or more counterparts, by fax, email or other electronic transmission, each of which shall be deemed an original and all of which shall be considered one and the same agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Joinder or any document to be signed in connection with this Joinder shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means. DocuSign Envelope ID: B934B1DC-FBC5-42A3-AC97-31428F834B40D5EC04A9 1875-4ABB 914D-4112C1 A6F97

In Witness Whereof, this Joinder has been duly executed and delivered by the parties as of the date first above written. SPRING CREEK CAPITAL, LLC By: Name: Eric Butcher Title: President WOOD RIVER CAPITAL, LLC By: Name: Eric Butcher Title: President Address for Notices: 4111 E 37th St N. Wichita, KS 67220 DocuSign Envelope ID: B934B1DC-FBC5-42A3-AC97-31428F834B40D5EC04A9 1875-4ABB 914D-4112C1 A6F97

Agreed and Accepted as of May 1, 2022 EOS ENERGY ENTERPRISES, INC. By: Name: Randall Gonzales Title: Chief Financial Officer DocuSign Envelope ID: B934B1DC-FBC5-42A3-AC97-31428F834B40D5EC04A9 1875-4ABB 914D-4112C1 A6F97

DocuSign Envelope ID: B934B1DC-FBC5-42A3-AC97-31428F834B40D5EC04A9 1875-4ABB 914D-4112C1 A6F97